SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2003

EQUITY ONE, INC.

(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-13499
(Commission File Number)

52-1794271
(IRS Employer Identification Number)

1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 947-1664

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
Press Release Dated May 8, 2003
Supplemental Package Dated May 8, 2003

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits.

99.1	Press Release of Equity One, Inc. dated May 8, 2003.

99.2	Supplemental Package of Equity One, Inc. dated May 8, 2003.

Item 9. Regulation FD Disclosure

     The information contained in this report is being furnished pursuant to “Item 12 — Results of Operations and Financial Condition” and “Item 9 — Regulation FD Disclosure” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On May 8, 2003, Equity One, Inc. announced its consolidated financial results for the quarter ended March 31, 2003. A copy of Equity One’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of Equity One’s Supplemental Package for the quarter ended March 31, 2003 is furnished as Exhibit 99.2 to this report on Form 8-K.

     The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity One under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC

Date: May 8, 2003	By:	/s/ Howard M. Sipzner

Howard M. Sipzner Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release of Equity One, Inc. dated May 8, 2003
99.2	Supplemental Package of Equity One, Inc. dated May 8, 2003